UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 13, 2020

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.400% Senior Notes due 2021	FIS21A	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On April 13, 2020, Fidelity National Information Services, Inc. (the "Company") issued a press release providing a business and financial update on the Company’s operations for the quarter ended March 31, 2020 related to the COVID-19 pandemic. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Report") and is incorporated herein by reference.

All amounts incorporated by reference in this Item 2.02 of this Report represent management's current estimates at the time of publication. All results are subject to change pending finalization and actual results could differ materially as we finalize such results.

The information being furnished pursuant to Item 2.02 of this Report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

The Company is filing this Item 8.01 disclosure to supplement the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The following risk factor disclosure should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.

The extent to which the coronavirus (COVID-19) pandemic and measures taken in response thereto impact our business, results of operations, liquidity and financial condition will depend on future developments, which are highly uncertain and are difficult to predict.

Global health concerns relating to the COVID-19 pandemic and related government actions taken to reduce the spread of the virus have been weighing on the macroeconomic environment, and the pandemic has significantly increased economic uncertainty and reduced economic activity, including consumer and business spending. Risks related to economic activity, including consumers and businesses changing spending habits, are described in our risk factor titled “Global economic, political and other conditions, including business cycles, seasonality and consumer confidence, may adversely affect our clients or trends in consumer spending, which may adversely impact the demand for our services and our revenue and profitability” under “Risk Factors - Risks Related to Our Business and Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019.

The pandemic has resulted in government authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter-in-place or total lock-down orders and business limitations and shutdowns. Governments around the globe have taken steps to mitigate some of the more severe anticipated economic effects of the virus, but there can be no assurance that such steps will be effective or achieve their desired results in a timely fashion.

As U.S. and foreign governmental authorities have imposed social distancing, shelter-in-place or total lock-down orders, spending declined, most notably in travel, restaurants, entertainment, and retail, resulting in a rapid deterioration in payments volume and transaction trends on a worldwide basis beginning in March, 2020 which adversely impacted revenue in our payments businesses that earn transaction-based fees. In addition, we may experience a slowdown in corporate decision-making on sales of information technology projects, as well as on software licenses and professional services. These changes in spending appear likely to adversely affect our business, results of operations and financial condition during 2020, although the magnitude and duration of their ultimate effect is not possible to predict.

We may experience financial impacts due to a number of operational factors, including:

•merchant and card issuer failures, and credit settlement and chargeback risk;
•increased risk of meeting client service contractual obligations due to government lock-down or other orders where it is not possible to provide certain client facing services from home or promptly transfer them to other locations, causing potential loss of revenue or contractual penalties as well as potential legal disputes and associated costs regarding force majeure or other related contract defenses;
•increased cyber and payment fraud risk related to COVID-19, as cybercriminals attempt to profit from the disruption, given increased online banking, e-commerce and other online activity;

•challenges to the availability and reliability of our solutions and services due to changes to normal operations, including the possibility of one or more clusters of COVID-19 cases occurring at our data centers, contact centers or operations centers, affecting our employees or affecting the systems or employees of our clients or other third parties on which we depend; and
•an increased volume of unanticipated client and regulatory requests for information and support, or additional regulatory requirements, which could require additional resources and costs to address, including, for example, government initiatives to reduce or eliminate payments costs or fees to merchants.

These factors may remain prevalent for a significant period of time and may continue to adversely affect our business, results of operations, liquidity and financial condition even after the COVID-19 pandemic has subsided.

The spread of COVID-19 has caused us to modify our business practices (including restricting employee travel, developing social distancing plans for our employees and cancelling physical participation in meetings, events and conferences), and we may take further actions as may be required by government authorities or as we determine are in the best interests of our employees, clients and business partners. There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus or will otherwise be satisfactory to government authorities. Further, the ability of our senior management and employees to get to work has been disrupted across multiple locations, whether in their own offices or at client sites, due among other things to government work and travel restrictions, including mandatory shutdowns. Where appropriate and plausible under local conditions, we have moved or are moving the work from affected locations. Many of our employees are currently working remotely, where they may not be as effective.

In addition, we have recently extended higher than usual levels of credit to our merchant clients as part of funds settlement in connection with payments to their customers, for, among other things, refunds for cancelled trips and events. If the speed of repayments to us by our merchant clients is substantially slower than expected over an extended period of time, or if our merchant clients cease operations such that we are unable to collect on the credit advanced by us for these payments or for any chargeback liability, it could have a material adverse effect on our liquidity, results of operations and financial condition.

The extent to which the coronavirus pandemic impacts our business, results of operations and financial condition will depend on future developments, which are highly uncertain and are difficult to predict, including, but not limited to, the duration and spread of the pandemic, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the COVID-19 pandemic has subsided, we may continue to experience materially adverse impacts to our business as a result of the virus’ global economic impact, including the availability of credit, adverse impacts on our liquidity and any recession that has occurred or may occur in the future.

There are no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have, and, as a result, the ultimate impact of the pandemic is highly uncertain and subject to change. We do not yet know the full extent of the impacts on our business, our operations or the global economy as a whole. However, the effects could have a material adverse effect on our results of operations, liquidity or financial condition and heighten many of our known risks described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release of Fidelity National Information Services, Inc. dated April 13, 2020 regarding update to first quarter 2020 financial guidance based on Impact of COVID-19.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: April 13, 2020	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Corporate Executive Vice President and Chief Financial Officer